                                                                   Exhibit 10.45

                                                               Contract # 0.3717

                                SERVICE AGREEMENT

                                     between

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                       and

                     NORTH CAROLINA NATURAL GAS CORPORATION

                                      DATED
                                February 1, 1992

                                SERVICE AGREEMENT

         THIS AGREEMENT entered into this first day of February, 1992, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and NORTH CAROLINA NATURAL GAS CORPORATION, hereinafter referred to as "Buyer," second party,

                                   WITNESSETH

         WHEREAS, Buyer and Seller desire to consolidate the existing limited term and long term firm transportation service agreements between Buyer and Seller into a single long term service agreement under Seller's Rate Schedule FT.

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTlCLE I
                           GAS TRANSPORTATION SERVICE

         1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 141,000 Mcf per day.

         2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.

                                   ARTICLE II
                               POINT(S) OF RECEIPT

Buyer shall deliver or cause to be delivered gas at the Point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, that such pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) specified below. In the event the maximum operating pressure(s) of Seller's pipeline system, at the Point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

See Exhibit A, attached hereto, for points of receipt.

                                   ARTICLE III
                              POINT(S) OF DELIVERY

         Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

SEE Exhibit B, attached hereto, for points of delivery and pressures.

                                SERVICE AGREEMENT
                                   (Continued)

                                   ARTICLE IV
                                TERM OF AGREEMENT

         This agreement shall be effective as of February 1, 1992 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time January 31, 2013 and thereafter until terminated by Seller or Buyer upon at least three (3) years written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II or Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et al., (a) pregranted abandonment under Section 284.221 (d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

         1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

         2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

         3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.

                                   ARTICLE VI
                                  MISCELLANEOUS

         1. This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto:

FT Service Agreement dated April 1, 1991, as amended August 1, 1991 (system contract 0.3717); FT (limited term) Service Agreement dated April 10, 1990, as amended April 1, 1991 and August 1, 1991 (system contract 0.3433/0.3464) the term of which Buyer and Seller hereby agree to extend until the effective date of service hereunder.

                                SERVICE AGREEMENT
                                   (CONTINUED)

         2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of North Carolina, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

         4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

         (a)      If to Seller:

                  Transcontinental Gas Pipe Line Corporation
                  P.O. Box 1396
                  Houston, Texas, 77251
                  Attn: Director - Transportation Services

         (b)      If to Buyer:

                  North Carolina Natural Gas Corporation
                  P. O. Box 909
                  Fayetteville, North Carolina 28302
                  Attn: Mr. Gerald A. Teele

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

                                      TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                                                                     (Seller)

                                      By: /s/ Thomas E. Skains
                                          --------------------
                                          Thomas E. Skains
                                          Senior Vice President
                                          Transportation and Customer Services

                                      NORTH CAROLINA NATURAL GAS CORPORATION
                                                                     (Buyer)

                                      By:   /s/ Cal B. Wells
                                            ----------------
                                            Title: President

                                                           SYSTEM CONTRACT #3717

                                   EXHIBIT "A"
                                      (FT)



                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
1.        Suction Side of Seller's Compressor Station 30 at the Existing                23,970
          Point of Interconnection between Seller's Central Texas Lateral
          And Seller's Mainline at Wharton County, Texas.
          (Station 30 TP#7133)

2.        Existing Point of Interconnection between Seller and Valero                   23,970
          Transmission Company (Seller Meter No. 3396) at Wharton
          County, Texas.  (Wharton Valero TP#6690)

3.        Existing Point of Interconnection between Seller and Meter                    23,970
          named Spanish Camp (Seller Meter No. 3365) Wharton County,
          Texas. Spanish Camp-Delhi TP#6895)

4.        Existing Point of Interconnection between Seller and Meter named              23,970
          Denton Cooley #1 (Seller Meter No. 3331), In Fort Bend County, Texas.
          (Denton Cooley #1 - TP#1106)

5.        Existing Point of Interconnection between Seller and Meter named              23,970
          Randon East (Fulshear) (Seller Meter No. 1427), in For Bend County,
          Texas. (Randon East (Fulshear) TP#299)

6.        Existing Point of Interconnection between Seller and Houston                  23,970
          Pipeline Company (Seller Meter No. 3364) At Fulshear, Fort
          Bend County, Texas.  (Fulshear-HPL TP#6097)

7.        Existing Point of Interconnection between Seller and Meter named              23,970
          White Oak Bayou-Exxon Gas System, Inc.  (Seller Meter No.
          3545), in Harris County, Texas.  (White Oak Bayou-EGSI-
          TP#1036)

8.        Existing Point of Interconnection between Seller and Houston                  23,970
          Pipeline Company (Seller Meter No. 4359) at Bammel, Harris
          County, Texas.  (Bammel-HPL TP#6014)

9.        Existing Point of Interconnection between Seller and Delhi                    23,970
          Pipeline Company (Seller Meter No. 3346) at Hardin County,
          Texas.  (Hardin-Delhi TP#6696)

10.       Existing Point of Interconnection between Seller and Meter named              23,970
          Vidor Field Junction(Seller Meter No. 3554), in Jasper County,
          Texas.  (Vidor Field Junction-TP#2337)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
11.       Existing Point of Interconnection between Seller and Meter named              23,970
          Starks McConathy (Seller Meter No. 3535), in Calcasieu Parish,
          Louisiana.  (Starks McConathy-TP#7346)

12.       Existing Point of Interconnection between Seller and Meter named              23,970
          DeQuincy Intercon (Seller Meter No. 2698), in Calcasieu Parish,
          Louisiana.  (DeQunicy Intercon-TP#7035)

13.       Existing Point of Interconnection between Seller and Meter named              23,970
          DeQuincy Great Scott (Seller Meter No. 3357), in Calcasieu Parish,
          Louisiana.  (DeQuincy Great Scott-TP#6809)

14.       Existing Point of Interconnection between Seller and Meter named              23,970
          Perkins-Phillips (Seller Meter No. 3532), in Calcasieu Parish,
          Louisiana.  (Perkins-Phillips-TP#7508)

15.       Existing Point of Interconnection between Seller and Meter named              23,970
          Perkins (Intercon)  (Seller Meter No. 3395), in Calcasieu Parish,
          Louisiana.  (Perkins (Intercon) TP#7036)

16.       Existing Point of Interconnection between Seller and Meter named              23,970
          Perkins East  (Seller Meter No. 2369), in Beauregard Parish,
          Louisiana.  (Perkins East-TP#139)

17.       Discharge Side of Seller's Compressor Station 45 at the Existing point        59,220
          of Interconnection between Seller's Southwest Louisiana Lateral and
          Seller's Mainline Beauregard Parish, Louisiana.  (Station 45 TP#7101)

18.       Existing Point of Interconnection between Seller and Texas Eastern            59,220
          Transmission Corporation, (Seller Meter No. 4198) at Ragley,
          Beauregard Parish, Louisiana. (Ragley-TET TP#6217)

19.       Existing Point of Interconnection between Seller and Trunkline Gas            59,220
          Company (Seller Meter No. 4215) at Ragley, Beauregard Parish,
          Louisiana. (Ragley-Trunkline TP#6218)

20.       Existing Point of Interconnection between Seller and Tennessee Gas            59,220
          Transmission Company (Seller Meter No. 3371) at Kinder, Allen
          Parish, Louisiana. (Kinder TGT-TP#6149)**

21.       Existing Point of Interconnection between Seller and Texas Gas                59,220
          Transmission Corporation (Seller Meter Nos. 3227, 4314, 4457) at
          Eunice, Evangeline Parish, Louisiana. (Eunice Mamou Tx. Gas
          TP#6923)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
22.       Suction Side of Seller's Compressor Station 50 at the Existing                86,010
          Point of Interconnection between Seller's Central Louisiana Lateral
          And Seller's Mainline Evangeline Parish, Louisiana.  (Station 50
          TP#5948)

23.       Existing Point of Interconnection between Seller and Columbia Gulf            86,010
          Transmission Corporation (Seller Meter No. 3142) at Eunice,
          Evangeline Parish, Louisiana.  (Eunice Evangeline Col. Gulf
          TP#6414)

24.       Discharge Side of Seller's Compressor Station 54 at Seller's                  86,010
          Washington Storage Field, St. Landry Parish, Louisiana (Station
          54 TP#6768)

25.       Existing Point of Interconnection between Seller and Acadian Pipeline         86,010
          (Seller Meter No. 3506) in Pointe Coupee Parish, Louisiana.
          (Morganza-Acadian Pipeline TP#7060)

26.       Existing Point of Interconnection (Seller Meter No. 3272) at M.P. 566.92,     86,010
          Morganza Field, Pointe Coupee Parish, Louisiana. (Morganza Field -
          TP#576)

27.       Existing Point of Interconnection between Seller and Meter named              86,010
          West Feliciana Parish-Creole (Seller Meter No. 4464), in West
          Feliciana Parish, Louisiana.  (West Feliciana Parish-Creole TP#7165)

28.       Existing Point of Interconnection between Seller and Mid-Louisiana            86,010
          Gas Company (Seller Meter Nos. 4137, 4884, 3229) at Ethel, East
          Feliciana Parish, Louisiana.  (Ethel-Mid LA TP#6083)

29.       Existing Point of Interconnection between Seller and Meter named              86,010
          Liverpool Northwest (Seller Meter No. 3390), in St. Helena Parish,
          Louisiana. (Liverpool Northwest-TP#6757)

30.       Suction Side of Seller's Compressor Station 62 on Seller's Southeast          54,990
          Louisiana Lateral in Terrebonne Parish Louisiana. (Station 62 TP#7141)

31.       Existing Point of Interconnection between Seller and Meter named              54,990
          Texas Gas - TLIPCO-Thibodeaux (Seller Meter No. 3533), in Lafourche
          Parrish, Louisiana.  (TXGT-TLIPCO-Thibodeaux-TP#7206)

32.       Existing Point of Interconnection between Seller and Meter named              54,990
          Romeville-Monterey Pipeline (Seller Meter No. 4410), in St. James
          Parish, Louisiana. (Romeville-Monterey Pipeline-TP#580)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
33.       Existing Point of Interconnection between Seller and Meter named              54,990
          St. James CCIPC (Seller Meter No. 4462), in St. James
          Parish, Louisiana. (St. James CCIPC-TP#7164)**

34.       Existing Point of Interconnection between Seller and Meter named              54,990
          St. James Faustina (St. Amelia) (Seller Meter No. 3328), in St. James
          Faustina (St. Amelia) TP#6268)**

35.       Existing Point of Interconnection between Seller and Meter named              54,990
          St. James Acadian (Seller Meter No. 4366), in St. James
          Parish, Louisiana. (St. James Acadian-TP#6677)**

36.       Existing Point of Interconnection between Seller and Meter named              54,990
          Livingston-Flare (Seller Meter No. 3540), in Livingston Parish,
          Louisiana. (Livingston-Flare-TP#8739)

37.       Existing Point of Interconnection between Seller and Florida Gas              54,990
          Transmission Company (Seller Meter No. 3217) at St. Helena,
          St. Helena Parish, Louisiana. (St. Helena FGT-TP#6267)

38.       Existing Point of Interconnection between Seller and Meter named              54,990
          Beaver Dam Creek (Seller Meter No. 3536), in St. Helena Parish,
          Louisiana.  (Beaver Dam Creek-TP#8218)

39.       Suction Side of Seller's Compressor Station 65 at the Existing Point          141,000
          of Interconnection between Seller's Southeast Louisiana Lateral and
          Seller's Mainline St. Helena Parish, Louisiana. (Station 65 TP#6685)

40.       Existing Point of Interconnection between Seller and Meter named              141,000
          Amite County/Koch (Seller Meter No. 3332), in Amite County,
          Mississippi (Amite County/Koch-TP#6701)

41.       Existing Point of Interconnection between Seller and Meter named              141,000
          McComb (Seller Meter No. 3461), in Pike County, Mississippi.
          (McComb-TP#6446)

42.       Existing Point of Interconnection between Seller and United Gas Pipe          141,000
          Line Company at Holmesville (Seller Meter No. 3150), Pike County
          Mississippi. (Holmesville-United TP#6128)

43.       Discharge Side of Seller's Compressor Station 70 at M.P. 661.77 in            141,000
          Walthall County, Mississippi. (M.P. 661-77-Station 70
          Discharge-TP#7142)

44.       Existing Point of Interconnection between Seller and United Gas Pipe          141,000
          Line Company at Walthall (Seller Meter No. 3095), Walthall County,
          Mississippi. (Walthall-UgPL TP#6310)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
45.       Existing Point of Interconnection between Seller and Meter named              141,000
          Darbun-Pruett 34-10 (Seller Meter No. 3446) at M.P. 668.46 on
          Seller's Main Transmission Line, Darbun Field, Walthall County,
          Mississippi.  (Darbun Pruett TP#6750)

46.       Existing Point of Interconnection between Seller and Meter named Ivy          141,000
          Newsome (Seller Meter No. 3413) in Marion County, Mississippi. (Ivy
          Newsome-TP#6179)

47.       Existing Point of Interconnection between Seller and West Oakvale             141,000
          Field at M. P. 680.47-Marion county, Mississippi. (M.P. 680.47-West
          Oakvale Field-TP#7144)

48.       Existing Point of Interconnection between Seller and East Morgantown          141,000
          Field at M. P. 680.47 in Marion County, Mississippi. (M. P. 680.47-E
          Morgantown Field-TP#7145)

49.       Existing Point of Interconnection between Seller and Greens Creek             141,000
          Field, at M. P. 681.84 Marion County, Mississippi. (M. P. 681.84
          Greens Field TP#7146)

50.       Existing Point of Interconnection between Seller and Meter named              141,000
          M. P.685.00-Oakvale Unit 6-6 in Jefferson Davis County, Mississippi.
          (M. P. 685.00-Oakvale Unit 6-6-TP#1376)

51.       Existing Point of Interconnection between Seller and Meter named              141,000
          M. P. 687.23-Oakvale Field in Marion County, Mississippi. (M. P.
          687.23-Oakvale Field-TP#7147)

52.       Existing Point of Interconnection between Seller and Bassfield at             141,000
          named M. P. 696.40 in Marion County, Mississippi. (M. P. 696.40
          Bassfield-TP#9439)

53.       Existing Point of Interconnection between Seller and Meter named              141,000
          Lithium/Holiday Creek  - Frm (Seller Meter No. 3418), in Jefferson
          Davis County, Mississippi.  (Lithium/Holiday Creek-Frm-TP#7041)

54.       Existing Point of Interconnection between Seller and S. W. Sumrall Field      141,000
          and Holiday Creek at M. P. 692-05-Holiday Creek in Jefferson Davis,
          Mississippi. (M. P. 692.05-Holiday Creek-TP#7159)

55.       Existing Point of Interconnection between Seller and ANR Pipe Line            141,000
          Company at Holiday Creek (Seller Meter No. 3241), Jefferson David
          County, Mississippi.  (Holiday Creek-ANR TP#398)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
56.       Existing Point of Interconnection between Seller and Mississippi Fuel         141,000
          Company at Jeff Davis (Seller Meter No. 3252), Jefferson Davis
          County, Mississippi. (Jefferson Davis County-Miss Fuels TP#6579)

57.       Existing Point of Interconnection between Seller and Meter named              141,000
          Jefferson Davis-Frm (Seller Meter No. 4420), in Jefferson Davis
          County, Mississippi.  (Jefferson Davis-Frm-TP#7033)

58.       Existing Point of Interconnection between Seller and Carson Dome              141,000
          Field M. P. 696.41, in Jefferson Davis County, Mississippi. (M. P. 696.41-
          Carson Dome Field-TP#7148)

59.       Existing Point of Interconnection between Seller and Meter Station named      141,000
          Bassfield-ANR Company at M. P. 703.17 on Seller's Main Transmission Line
          (Seller Meter No. 3238), Covington County, Mississippi. (Bassfield-ANR
          TP#7029)

60.       Existing Point of Interconnection between Seller and Meter named Patti Bihm   141,000
          #1 (Seller Meter No. 3468), in Covington County, Mississippi. (Patti Bihm
          #1-TP#7629)

61.       Discharge Side of Seller's Compressor at Seller's Eminence Storage Field      141,000
          (Seller Meter No. 4166 and 3160) Covington County, Mississippi.
          (Eminence Storage TP#5561)

62.       Existing Point of Interconnection between Seller and Dont Dome Field at       141,000
          M. P. 713.39 in Covington, County Mississippi. (M. P. 713.39-Dont Dome-
          TP#1396)

63.       Existing Point of Interconnection between Seller and Endevco in Covington     141,000
          County, Mississippi. (Hattiesburg-Interconnect storage TP#1686)

64.       Existing Point at M. P. 719.58 on Seller's Main Transmission Line (Seller     141,000
          Meter No. 3544), Centerville Dome Field, Jones County, Mississippi.
          (Centerville Dome Field-TP#1532)

65.       Existing Point of Interconnection between Seller and Meter named              141,000
          Calhoun (Seller Meter No. 3404), in Jones County, Mississippi.
          (Calhoun-TP#378)

66.       Existing Point at M. P. 727.78 on Seller's Main transmission Line,            141,000
          Jones County, Mississippi. (Jones County-Gitano TP#7166)

67.       Existing Point of Interconnection between Seller and a Meter named            141,000
          Koch Reedy Creek (Seller Meter No. 3333), Jones County, Mississippi.
          (Ready Creek-Koch TP#670)

                                                                                        Buyer's
                                                                                        Cumulative
                                                                                        Mainline Capacity
                                                                                        Entitlement
Points(s) of Receipt                                                                    (Mcf/day)*
--------------------                                                                    ----------
68.       Existing Point of Interconnection between Seller and Meter named              141,000
          Sharon Field (Seller Meter No. 3000), in Jones County, Mississippi.
          (Sharon Field-TP#419)

69.       Existing Point of Interconnection between Seller and Tennessee Gas            141,000
          Transmission Company at Heidelberg (Seller Meter No. 3109), Jasper
          County, Mississippi.  (Heidelberg-Tennessee TP#6120)

70.       Existing Point of Interconnection between Seller and Mississippi Fuel         141,000
          Company at Clarke (Seller Meter No. 3254), Clarke County, Mississippi.
          (Clarke County-Miss Fuels TP#6047)

71.       Existing Point of Interconnection between Seller and Meter named Clarke       141,000
          County-Koch at M. P. 757.29 in Clarke County, Mississippi. (Clarke County-
          Koch-TP#5566)

72.       Existing Point of Interconnection between Seller's mainline and Mobile Bay    141,000
          Lateral at M. P. 784.66 in Choctaw County, Alabama. (Station 85 - Mobile
          Bay Pool TP#8244)

73.       Existing Point of Interconnection between Seller's mainline and Mobile Bay    141,000
          Lateral at M. P. 784.66 in Choctaw County, Alabama. (Station 85 - Mainline
          Pool TP#6971)

74.       Existing Point of Interconnection between Seller and Magnolia Pipeline in     141,000
          Chilton County, Alabama. (Magnolia Pipeline Interconnect-TP#1808)

75.       Existing Point of Interconnection between Seller and Southern Natural Gas     141,000
          Company, (Seller Meter No. 4087) at Jonesboro, Clayton County, Georgia.
          (Jonesboro-SNG-TP#6141)

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.

---------------------------------------

* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V, 2 of this Service Agreement, which are subject to change as provided for in Article V, 2 hereof.

**       Receipt of gas by displacement only.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                    EXHIBIT B

          Point(s) of Delivery                                                          Pressure
          --------------------                                                          --------
1.        Station 54*                                                                   Not applicable.

2.        North Carolina Natural Tidewater Meter                                        Seller's available
          Station, located at milepost  1287.10 on                                      pipeline pressure.
          Seller's main transmission line in Iredell
          County, North Carolina a the discharge
          side of Seller's Compressor Station No. 150.

3.        Pleasant Hill Meter Station, located on Seller's                              Seller's available
          Virginia-North Carolina sales lateral, adjacent                               pipeline pressure.
          to State Highway No. 48 approximately 1.5 miles
          west of the intersection of State Highway No. 48 and
          U. S. Highway No. 301, Northampton County,
          North Carolina.

4.        Conway Meter Station, located on Seller's                                     Seller's available
          Virginia-North Carolina sales lateral, on                                     pipeline pressure.
          State Highway No. 35 approximately 0.5
          miles north of the intersection of State
          Highway No. 35 and State Highway No.
          1535, Northampton County, North Carolina.

5.        Murfreesboro Meter Station, located on Seller's                               Seller's available
          Virginia-North Carolina sales lateral, adjacent to                            pipeline pressure.
          State Highway No. 1159, just east of the
          Northampton-Hertford County line, Hertford
          County, North Carolina.

6.        Ahoskie Meter Station, located at the terminus                                Seller's available
          of Seller's Virginia-North Carolina sales lateral                             pipeline pressure.
          approximately 1.2 miles west of Ahoskie, Hertford
          County, North Carolina.

7.        Seller's Eminence Storage Field, Covington County                             prevailing pressure
          in Mississippi.                                                               Seller's pipeline system
                                                                                        not to exceed maximum
                                                                                        allowable operating pressure

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*        Delivery to Seller's Washington Storage Field for injection into storage is subject to the terms, conditions and limitations of Seller's WSS Rate Schedule.

                                       B-1